UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 1, 2009

NET TALK.COM, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53668	20-4830633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 NW 163rd Drive, Suite 3 N. Miami Beach, Florida 33169
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (305) 621-1200

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On December 1, 2009, Net Talk.com, Inc. (the “Company”) adopted a Code of Ethics and Business Conduct that is applicable to its officers, directors and employees.

The foregoing summary description of the Company’s Code of Ethics is qualified in its entirety by reference to the amended Code of Ethics, a copy of which is filed herewith as Exhibit 14.1 to this Form 8-K, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit No.                   Description

14.1                               Code of Ethics and Business Conduct of Net Talk.com, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET TALK.COM, INC.

Date:	December 1, 2009	By:	/s/ Anastasios Kyriakides
Anastasios Kyriakides
Chief Executive Officer